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                                                                    Exhibit 10.9

Parris H. Holmes , Jr., Chairman and CEO
Billing Concepts Corp.
7411 John Smith Drive, Suite 2000
San Antonio, Texas 78229-4898


Re: Registration Rights in connection with Shares of Princeton eCom Corporation Common Stock, which may be purchased by Billing Concepts Corp.
     pursuant to Call Option Agreements, of even date, with Donald C. Licciardello and C. Richard Corl.

Dear Mr. Holmes:

     Set forth below are limited registration rights which Princeton eCom Corporation (hereinafter referred to as "Company") agrees to provide to Billing Concepts Corp. ("BCC") in connection with BCC's possible purchase from Donald C. Licciardello ("Licciardello") and C. Richard Corl, ("Corl"), principal shareholders, officers and directors of the Company, of up to 450,000 shares (" Shares") of the Company's, common stock, $.01 par value, ("Common Stock") ( after giving effect to a 3 for 1 stock split declared by the Board of Directors of the Company on June 10, 1999) pursuant to certain call option agreements ("Call Option Agreements") entered into between BCC and Licciardello and BCC and Corl on this date.

     The registration rights granted herein only apply to the Shares, or that portion of the Shares that BCC purchases pursuant to the terms of the Call Option Agreements (hereinafter "BCC Shares"), and applies to no other shares of Common Stock which BCC owns on the date of this Agreement or may acquire at anytime in the future. Except as provided under Paragraph (2), below, the registration rights granted herein may only be exercised by BCC during the period commencing 181 days after the effective date ("Effective Date") of the Company's Registration Statement on Form S-1 (SEC Reg. No. 333-75385) ("Registration Statement") and ending on the first anniversary of the Effective Date (the "Exercise Period").

(1)  Piggy Back Registration Rights. During the Exercise Period, and provided
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that the Company has closed on its initial public offering (as contemplated by the Registration Statement), the Company shall advise BCC by written notice (the "Company Notice") at least twenty (20) days prior to the filing of any registration statement under the Securities Act of 1933, as amended (the "Act") (other than a registration statement on Form S-4, Form S-8 or any similar forms, which may be adopted by the Securities and Exchange Commission ), covering the Common Stock, and will upon the written request of BCC within ten (10) days after receipt of the Company Notice to include among the Common Stock covered by such registration statement all of the BCC Shares, include in any such registration statement such information as may be required so as to permit a public offering of the BCC Shares. The delivery of notice by the Company shall not in any way obligate the Company to file such registration statement, and notwithstanding the filing of such registration statement, the Company, for valid corporate reasons, may at any time prior to the effective date thereof, determine not to offer the Common Stock to which the registration statement relates without
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liability to BCC. The Company shall supply a reasonable quantity of prospectuses, use its best reasonable efforts to qualify the BCC Shares for sale in New York, Texas and those states where the Company is qualifying the securities covered in such registration and furnish indemnification in the manner as set forth in Paragraph (3)(C), below. The Company shall use its best reasonable efforts to qualify the BCC Shares in other states, which permit the sale of the BCC Shares, as BCC may reasonably designate; provided, however, that BCC shall bear the expense of blue sky registration (including counsel fees) for the BCC Shares in states designated by BCC in addition to New York, Texas and those other states where the Company is qualifying the securities covered in such registration statement. BCC shall timely furnish information required to register the BCC Shares pursuant to this Paragraph (1) and provide indemnification as set forth in Paragraph (3)(C) below. The piggy-back registration rights set forth in this Paragraph (1) shall expire at the end of the Exercise Period and shall not apply to any registration statement filed by the Company before the beginning of, or after the end of, the Exercise Period.

     (2) Demand Registration Rights. At one time, during the period commencing
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one hundred and eighty one (181) days after the Effective Date and ending thirty
(30) days prior to the end of second anniversary of the Effective Date, the Company, after receipt of written notice from BCC ("BCC Notice") requesting that the Company register the BCC Shares, take the necessary steps required to file a registration statement pursuant to the Act, and the Company will use its best reasonable efforts to cause such registration statement to become effective, to the end that the BCC Shares may be sold under said Act as promptly as practicable thereafter; provided that BCC shall timely furnish the Company with appropriate information required for the registration statement as the Company shall reasonably request in writing. The Company shall keep such registration statement current for such time until all the BCC Shares are sold, but not to exceed six (6) months. The Company shall supply a reasonable quantity of prospectuses, use its best reasonable efforts to qualify the BCC Shares for sale in New York , Texas, and such other states as reasonably requested by BCC in writing and furnish indemnification in the manner as set forth in Paragraph
(3)(C), below. BCC shall timely furnish information required for the registration of the BCC Shares and provide indemnification as set forth in Paragraph (3)(C) below. The registration rights in this Paragraph (2)shall expire and be void and of no further effect, unless the Company has received the BCC Notice on or before 30 days prior to the end of the second anniversary of the Effective Date.

     (3) The following provision shall also be applicable to the registration rights described above:
          (A) The Company shall bear the entire cost and expense of any registration of Common Stock initiated under Paragraph (1), above, except as set forth above. BCC shall, however, bear the fees of its own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to the BCC Shares proposed to be sold or sold by BCC pursuant thereto.

          (B) BCC shall bear the entire cost and expense of any registration of Common Stock initiated under Paragraph (2), above, including without limitation, the reasonable fees and expenses of the Company's counsel and any associated fees of the Company's accountants, BCC's counsel fees and expenses, blue sky fees, printing costs, filing fees, and any transfer taxes or underwriting discounts or commissions applicable to the BCC Shares proposed to be sold or sold by BCC pursuant thereto.
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          (C) The Company  shall indemnify and hold harmless BCC from and against any and all losses, claims, damages and liabilities arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any post-effective amendment thereto under the Act or any prospectus included in such registration statement relating to the BCC Shares, or arising out of, or based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading to which BCC may become subject under the Act, the Securities Exchange Act of 1934, as amended, or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished to the Company by BCC expressly for use therein; provided, however, that BCC at the same time
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indemnify the Company, its directors, each officer signing the related registration statement, each person, if any (other than BCC), who controls the Company within the meaning of such Act and any other selling security holder, from and against and all losses, claims, damages and liabilities arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any post-effective amendment thereto under the Act or any prospectus included in such registration statement relating to the BCC Shares, or arising out of, or based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Company by BCC expressly for use therein.

     (D) The registration rights granted to BCC may not be assigned, sold or transferred, in any manner whatsoever and apply only the BCC Shares.

                                     Very truly yours,
                                     Princeton eCom Corporation

                                     By: /s/ PRINCETON ECOM CORPORATION
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Agreed to and Accepted by
Billing Concepts Corp.


 By: /s/ BILLING CONCEPTS CORP.
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Dated:        6/16/99
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